UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2023

FULCRUM THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38978	47-4839948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Landsdowne Street Cambridge, Massachusetts		02139
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 651-8851

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	FULC	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2023, Esther Rajavelu notified Fulcrum Therapeutics, Inc., or Fulcrum, of her intent to resign as chief financial officer and treasurer (and as principal financial officer), effective April 21, 2023, to pursue another opportunity. Fulcrum intends to conduct an executive search for a chief financial officer. Ms. Rajavelu agreed to continue to provide strategic advisory and consulting services to Fulcrum in a transitional capacity and on March 31, 2023, Fulcrum entered into a consulting agreement with Ms. Rajavelu to reflect this mutual understanding. The consulting agreement has an initial three-month term, and may be renewed upon mutual agreement. Either party may terminate immediately in the event of breach, or otherwise upon 30 days prior written notice; although if terminated during the initial three-month term, Ms. Rajavelu will continue to earn the agreed cash compensation. Under the consulting agreement, for the initial three-month term, Ms. Rajavelu will receive $52,780 on a monthly basis (derived from her current monthly base salary and an amount commensurate with 1/12 of her annual bonus target). Thereafter, payment will be on a pro rata basis dependent upon the number of days where consulting services were provided. In addition to standard expense reimbursement, and $6,000 for contract initiation fees, Fulcrum agreed to a 12-month post-termination exercise period for Ms. Rajavelu’s vested stock options following termination of her consulting services.

Fulcrum intends to file a copy of Ms. Rajavelu’s consulting agreement as an exhibit to its Quarterly Report on Form 10-Q for the three months ended March 31, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FULCRUM THERAPEUTICS, INC.

Date: April 5, 2023	By:	/s/ Curtis Oltmans
Name: Curtis Oltmans
Title: Chief Legal Officer